Exhibit 10.7



                           RESTRICTED STOCK AGREEMENT

               AGREEMENT, made and entered into as of _________ ___, 200__ by and between XL Capital Ltd, a Cayman Islands corporation ("XL"), and <<Grantee>> (the "Grantee").

               WHEREAS, the Grantee is an employee of XL and/or any of its subsidiaries (collectively called the "Company"); and

               WHEREAS, XL regards the Grantee as a valuable employee of the Company and has determined it to be in the interest of the Company to grant to the Grantee an award of Restricted Shares (as defined) under the Company's 1991 Performance Incentive Program;

               NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and for other good and valuable consideration, XL and the Grantee agree as follows:

               (a)   GRANT OF RESTRICTED SHARES.

               XL hereby grants to the Grantee, for a cash consideration of US$0.01 per Share, an award (the "Award") of <<NoOfShares>> Ordinary Shares, US $0.01 par value per share, of XL ("Shares"), subject to the restrictions set forth below (the "Restricted Shares"). The Award is granted pursuant to the terms of the Company's 1991 Performance Incentive Program, which is incorporated by reference herein.

               (b)  ISSUANCE OF RESTRICTED SHARES.

               A stock certificate representing the Restricted Shares granted and issued to the Grantee under the Award shall be issued in the Grantee's name upon the Grantee's delivery to XL of the par value for such Shares in such form as XL may require.
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               The  stock  certificate  shall be held in  custody  by XL for the
Grantee's account.

               (c)  RESTRICTED PERIOD.

               The Restricted Period means the period of time from the date hereof until the Award vests, during which period the restrictions imposed upon the Award by paragraph (d) below shall apply. The Award will vest in four equal annual installments, beginning on the first anniversary of the date hereof; PROVIDED, HOWEVER, that the Award shall vest in full upon an Early Termination (as defined in paragraph (e) below).

               (d)  RIGHTS AND RESTRICTIONS.

               The Grantee shall generally have the rights and privileges of a shareholder as to the Restricted Shares, including the right to receive dividends and the right to vote such Restricted Shares, EXCEPT THAT, the following restrictions shall apply: (i) the Grantee shall not be entitled to delivery of a stock certificate representing the Restricted Shares until the expiration or Early Termination of the Restricted Period; (ii) no Restricted Share may be sold, transferred, assigned, pledged, or otherwise encumbered, tendered or exchanged, or disposed of before the expiration or Early Termination of the Restricted Period; and (iii) the Restricted Shares shall be forfeited to XL and redeemed by it for US$0.01 per Share and all rights of the Grantee to such Restricted Shares shall terminate without further obligation on the part of XL unless the Grantee has continuously remained an employee of the Company until the expiration date of the Restricted Period or its Early Termination.

               In the case of a tender or exchange offer that is applicable to any outstanding Restricted Shares with respect to which restrictions have not lapsed, the Board of Directors of XL, and not the Grantee, shall have the sole right to determine and to instruct the Company as to whether such Restricted Shares are to be tendered or exchanged.
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               (e)  EARLY TERMINATION.

                  The restrictions contained in paragraph (d) above and the Restricted Period shall terminate immediately ("Early Termination") upon the happening of any of the following events:

               (i) DEATH OF GRANTEE. In the event the Grantee dies while in the employment of the Company.

               (ii) TERMINATION OF EMPLOYMENT DUE TO DISABILITY. In the event the Grantee's employment with the Company is terminated by the Company by reason of the Grantee's Disability. "Disability" means the inability of the Grantee, as a result of accident or sickness, to perform the duties pertaining to his occupation or employment with the Company as determined by the Company.

               (iii) TERMINATION OF EMPLOYMENT DUE TO RETIREMENT. In the event the Grantee's employment with the Company is terminated due to his or her Retirement.

               (iv) TERMINATION OF EMPLOYMENT DUE TO REDUNDANCY. In the event the Grantee's employment with the Company is terminated by the Company by reason of the Grantee's Redundancy. "Redundancy" shall mean termination of employment by the Company due to its need to reduce the size of its workforce, including due to closure of a business or a
          particular  workplace  or  change  in  business  process.   Whether  a
          termination of employment is due to "Redundancy" shall be determined in good faith by the Committee in its sole and absolute discretion, such
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          determination  being final and  binding on all parties  hereto and all persons claiming through, in the name of or on behalf of such parties.

               (v) CHANGE OF CONTROL. In the event there is a Change of Control of the Company.

               (f)  LAPSE OF RESTRICTIONS; DELIVERY OF CERTIFICATE.

               Upon the expiration of the Restricted Period, or its Early Termination, the restrictions applicable to the Restricted Shares shall lapse. As promptly as administratively feasible thereafter, XL shall deliver to Grantee, or if Grantee is deceased, to Grantee's personal representative, a stock certificate for such Shares free of all such restrictions.

               (g)  STATUS OF SHARES.

               Upon issuance, the Restricted Shares shall rank equally in all respects with the other outstanding Shares of XL and shall be fully paid.

               (h)  ADJUSTMENTS FOR RECAPITALIZATIONS, ETC.

               In the event of any change in the number or nature of Shares outstanding prior to the lapse of restrictions with respect to the Award, by reason of stock dividends, split-ups, recapitalizations, combinations, exchanges of shares or the like, the number of Shares subject to the Award shall be adjusted accordingly by the Board of Directors of XL so as to avoid dilution or other material adverse effect to the Grantee's rights hereunder.

               (i)  OBLIGATIONS AS TO CAPITAL.

               XL agrees that it will at all times maintain authorized and unissued share capital sufficient to fulfill all of its obligations under this Agreement.
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               (j)  WITHHOLDING.

               The Grantee agrees to make appropriate arrangements with XL for satisfaction of any applicable income tax withholding requirements or social security or similar requirements arising out of the Award. Such withholding tax obligations may be satisfied by withholding Shares from this Award; provided that the amount of tax withholding to be satisfied by withholding Shares shall be limited to the minimum amount of taxes, including employment taxes, required to be withheld under applicable law.

               (k)  REFERENCES.

               References herein to rights and obligations of the Grantee shall apply, where appropriate, to the estate or personal representative of the Grantee without regard to whether specific reference to them is contained in a particular provision of this Agreement.

               (l)  NOTICE.

               Any notice or communication to be given to XL under this Agreement shall be in writing and shall be deemed to have been given when delivered personally or sent by certified or registered mail, postage prepaid, duly addressed to XL Capital Ltd, XL House, One Bermudiana Road, Hamilton HM 08, Bermuda.

               (m)  GOVERNING LAW.

                  This   Agreement   shall  be  governed  by  and  construed  in
accordance with the laws of the State of New York without reference to the principles of conflict of laws.
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                  IN WITNESS  WHEREOF,  the parties hereto have duly caused this
Agreement to be executed and delivered on the date first above written.


                                             XL Capital Ltd


                                             By: ______________________________




                                             ________________________________
                                             <<Grantee>>